Finance Income - Summary of Finance Income (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Financial Income and Expense [line items]
Financial assets measured at amortised cost	£ 26	£ 29	£ 69
Financial assets measured at fair value through profit or loss	0	10	10
Net gains arising from the forward element of forward contracts in net investment hedge relationships	0	5	19
Other finance income	2	0	0
Finance income	£ 28	£ 44	£ 98